SUPPLEMENT TO PROSPECTUS

Dated October 19, 2006

NUVEEN INVESTMENT TRUST II

Nuveen Rittenhouse Growth Fund

June 19, 2007

Effective June 18, 2007, John Waterman, Leonard McCandless, and William Conrad will no longer participate in the management of the fund in the role of portfolio manager. Mr. Waterman and Mr. McCandless will still support the fund, but will not be directly responsible for managing the fund. The rest of the management team, James Jolinger, Daniel Roarty, Nancy Crouse and Robert Norton, will continue in their current roles as portfolio managers.

There will be no changes in the fund’s investment objectives, policies or day-to-day portfolio management practices as a result of, or in connection with, the portfolio manager change.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-RIT-0607D